Supplement dated December 3, 2009 to your Prospectus dated May 1, 2009

Separate Account Eleven:

333-72042       PremierSolutions (Standard – Series II)

Supplement dated December 3, 2009 to your Prospectus dated May 1, 2009

FUND CLOSURE

ARTISAN MID CAP VALUE FUND

Effective on or about January 8, 2010 the Artisan Mid Cap Value Fund Sub-Account is closed to new and subsequent Contributions and transfers of Contract value.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.